Closing In On Cancer January 9, 2020 Exhibit 99.1

Disclaimer This presentation (including any oral commentary that accompanies this presentation) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the impact our Biclonics® platform can have on cancer, our product candidates' potential to treat certain types of tumors, the timing of regulatory filings and the timing and anticipated data read outs or results from our clinical trials and our collaborations. These forward-looking statements are based on management's current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: we have incurred significant losses, are not currently profitable and may never become profitable; our need for additional funding, which may not be available and which may require us to restrict out operations or require us to relinquish rights to our technologies or bispecific antibody candidates; potential delays in regulatory approval, which would impact our ability to commercialize our product candidates and affect our ability to generate revenue; the unproven approach to therapeutic intervention of our Biclonics® technology; our limited operating history; economic, political, regulatory and other risks involved with international operations; the lengthy and expensive process of clinical drug development, which has an uncertain outcome; the unpredictable nature of our early stage development efforts for marketable drugs; potential adverse public reaction to the use of cancer immunotherapies; potential delays in enrollment of patients, which could affect the receipt of necessary regulatory approvals; failure to obtain marketing approval internationally; failure to compete successfully against other drug companies; potential competition from other drug companies if we fail to obtain orphan drug designation or maintain orphan drug exclusivity for our products; our reliance on third parties to conduct our clinical trials and the potential for those third parties to not perform satisfactorily; our reliance on third parties to manufacture our product candidates, which may delay, prevent or impair our development and commercialization efforts; protection of our proprietary technology; our patents being found invalid or unenforceable; potential lawsuits for infringement of third-party intellectual property; our ability to attract and retain key personnel; managing our growth could result in difficulties; and we may lose our foreign private issuer status and incur significant expenses as a result. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 20-F filed with the Securities and Exchange Commission, or SEC, on April 3, 2019, and our other reports filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management's estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Designed by nature. Selected by Merus. Merus: pioneering bispecific antibodies since 2006 4 clinical-stage bispecific antibodies in oncology Fully integrated discovery-to-manufacturing bi-/tri-specific technology platforms Sophisticated proprietary bispecific and trispecific technology platforms Multiple clinical milestones anticipated in the next 12 months Discovery of novel modes of action based on target combinations and functional screening

Merus clinical pipeline, near term milestones and program status

PROGRAM	TARGETS	INDICATION / DRUG COMBINATION	PRE-IND	PHASE 1	PHASE 2	MILESTONE/STATUS
MCLA-128	HER3 x HER2	NRG1 Solid tumors (monotherapy)				Update expected around end of 2020
		Metastatic Breast (combination in 2 cohorts)				Phase 2 Results in 2020
MCLA-117	CLEC12A x CD3	Acute Myeloid Leukemia (AML)				Initial Data 1H 2020
MCLA-158	Lgr5 x EGFR	Solid tumors				Phase 1 Trial Ongoing
MCLA-145	CD137 x PD-L1	Solid tumors Incyte (ex- U.S.)				Phase 1 Trial Ongoing
MCLA-129	EGFR x c-MET	Solid tumors BETTA (China)				IND Enabling Studies Ongoing
ONO-4685	PD-1 x CD3	Autoimmune disease ono				Phase 1 Trial Ongoing
....	Undisclosed	Autoimmune disease ono				

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Merus

Biclonics® — designed to look and perform like natural human antibodies BICLONICS® - leveraging the attractive characteristics of natural antibodies Merus’ Bispecific Antibodies are produced by a single cell Common Light Chain for ‘unforced’, natural pairing with 2 different heavy chains Electrostatic attraction to efficiently drive formation of Biclonics® Fc Modifications for Improved functionality (ADCC or silencing) IgG Format for efficient manufacturing and predictable in vivo behavior + _

We use large-scale functional screening in cell-based assays to identify Biclonics® with novel modes of action FUNCTIONAL SCREENING Biclonics® — Selected in functional assays for differentiated activity HUMAN ANTIBODY GENERATION MeMo® Transgenic Mouse We can create up to 1,000 Biclonics® against any target pair of choice PANEL GENERATION We use a proprietary transgenic mouse to generate panels of high-quality human antibodies

HER2 x HER3 Biclonics® Clinical Programs MCLA-128

MCLA-128

Blocks primary tumor cell growth and escape to HER2/EGFR targeted therapy

Unique DOCK & BLOCK® mechanism of action potently inhibits neuregulin (NRG)-driven tumor growth

Block HER3

Blocks HER3 signaling even in high neuregulin tumor environments

Enhanced ADCC

Mediates tumor elimination by immune killer cells

KILL TUMOR CELLS


Tumor

Dock HER2

Docks to HER2 expressed on tumor cells to efficiently block HER2:HER3 dimer formation

Combination

Combinations with HER2 targeted therapies possible

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Merus

MCLA-128

Preclinical efficacy demonstrated, well-tolerated in patients

DOCK ONTO HER2 & BLOCK NRG1 -DRIVEN HER/HER3 DIMER FORMATION


NRG1 Fusions
MCLA-128
BLOCKS
DOCKS
PI3K/AKT
Cell proliferation/survival

SUPERIOR ACTIVITY SHOWN IN PRECLINICAL MODELS


% Growth
100
75
50
25
0
0.001
0.01
0.1
1
10
IgG concentration (nM)
MCLA-128
Herceptin + Perjeta
HER3 mAb (LJM-716)
Neg Ctrl Ab

SAFETY AND TOLERABILITY IN PHASE 1/2 TRIAL

117 PATIENTS EVALUATED*

MCLA-128 Dosing: 750 mg ranging from q1w-q3w

- Single agent well tolerated
- Low risk for immunogenicity

Please Refer to https://merus.nl/publications/ for full data presented. Refer to ASCO poster 2018 and AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics 2019

* As of Jan. 2019

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Merus

MCLA-128

Novel therapeutic paradigm for *NRG1* Fusion cancers

NRG1 FUSIONS STIMULATE TUMOR CELL GROWTH


NRG1 Fusions
HER2
HER3
PI3K/AKT
Cell proliferation/survival

NRG1 FUSIONS ARE FOUND ACROSS MULTIPLE SOLID TUMOR TYPES


Lung
Breast
Kidney
Gallbladder
Pancreas
Prostate
Ovarian
Sarcoma
Bladder
Colorectal
Nasopharyngeal

Tumor type	Estimated Incidence (%)
Lung	0.3 – 3.0
Pancreas	0.5 – 1.5
Other	< 1.0

MCLA-128 BLOCKS TUMOR GROWTH IN NRG1 FUSION PDX MODEL


PBS
MCLA-128
Tumor volume (mm3)
1400
1200
1000
800
600
400
200
0
1
8
15
22
29
Study day

Projections of NRG1 Fusions occurrence (incidence) are based on limited published information

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Active in NRG1 fusionPOS cancers PDAC (ATP1B1-NRG1): 52-year-old male* Clinical Proof of Concept Established Clinical Trial Ongoing * Data was presented on October 27, 2019, at the AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics by investigators from the Memorial Sloan Kettering Cancer Center in a presentation titled “Clinical proof-of-concept for MCLA-128, a bispecific HER2/3 antibody therapy, in NRG1 fusion-positive cancers” MCLA-128

MCLA-128

Phase 1/2 in NRG1 solid tumors, Phase 2 in metastatic breast cancer (combo)

WHOLLY-OWNED	TARGETS	INDICATION / DRUG COMBINATION	PRE-IND	PHASE 1	PHASE 2
MCLA-128	HER3 x HER2	NRG1 Solid tumors (monotherapy)	████	████	
		Metastatic Breast (2 cohorts)			████
MRUS Fully Owned					

	DESIGN	ENDPOINTS	STATUS
NRG1 Solid Tumors (Monotherapy)	**Phase 1/2 Study** Cohort 1: NRG1+ Pancreatic cancer Cohort 2: NRG1+ NSCLC Cohort 3: NRG1+ Other solid tumors Dose: 750mg every 2 weeks	• Safety • Anti-tumor activity	• Enrollment ongoing
Metastatic Breast Cancer (MBC)	**Phase 2 Study in combination with 2 cohorts in MBC** Cohort 1: HER2+ (MCLA-128 + Herceptin + Chemo) Cohort 2: ER+/HER2^{low} (MCLA-128 + Hormone Therapy) Dose: 750mg every 3 weeks	• Clinical benefit at 24 weeks	• To be presented at a medical conference in 2020

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Merus

CD3 x CLEC12A Biclonics® Clinical Programs MCLA-117

MCLA-117

T cell engager for acute AML addressing a potential first-in-class target

MCLA-117 efficiently activates and redirects T cells to kill CLEC12A-expressing acute myeloid leukemia (stem) cells

CLEC12A

Expressed by tumor (stem) cells in ~ 90-95% of AML patients

Expression restricted to hematopoietic system = potential less off-tumor toxicity


ENGAGE T CELLS AND
KILL TUMOR CELLS
Tumor Cell
T Cell

CD3

Low affinity CD3 arm and silenced Fc for controlled T cell activation to reduce toxicity and improve biodistribution

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Merus

MCLA-117 efficiently activates and redirects T cells to kill CLEC12A-expressing AML(stem) cells Designed to spare the formation of platelets and red blood cells during therapy Active across AML patient subpopulations Potent activation of T cells in preclinical studies Day 0 + MCLA-117 84% blasts 5% T cells 5% blasts 84% T cells Day 10 MCLA-117 MEDIATED ACTIVATION OF T CELLS AND KILLING OF TUMOR CELLS >60-fold T Cell Expansion >90% AML Tumor Cell Killing MCLA-117

Phase 1 Trial DESIGN ENDPOINTS STATUS Single-arm, open-label, dose escalation w/ safety dose expansion Up to 50 patients with relapsed / refractory AML Starting dose determined using MABEL dose escalation requirements Protocol amended July 2019 to allow for the exploration of higher doses Primary Endpoints: safety, tolerability Secondary Endpoints: PK/PD, anti-tumor response, clinical benefit Ongoing in Europe and the U.S. Preliminary anti-tumor activity has been observed Initial data expected at medical conference 1H 2020 TARGETS INDICATION / DRUG COMBINATION PRE-IND PHASE 1 PHASE 2 MCLA-117 CLEC12A x CD3 Acute Myeloid Leukemia (AML) MCLA-117 MRUS Fully Owned

Lgr5 x EGFR Biclonics® Clinical Programs MCLA-158

Potently blocks EGFR signaling in Wnt dysregulated solid tumors Potential to be first colorectal cancer treatment to block growth of tumors with RAS mutations (~50% of patients), a high unmet need Lgr5 Expressed by intestinal cancer initiating cells Identified through Merus functional screening and organoid discovery methods Preclinical data shows higher potency than Cetuximab EGFR Blocks growth in Wnt dysregulated tumors including RASmut Tumor KILL TUMOR CELLS ADCC-enhanced MCLA-158

Superior growth inhibition and selectivity of tumor versus healthy tissue KILLING OF ORGANOIDS FROM TUMOR TISSUE > 100-fold Dose (log µg/ml) -3 0 50 100 Cetuximab Tumor Colon MCLA-158 Cetuximab Normal Colon MCLA-158 -3 -1 0 1 2 Organoid Size Superior SELECTIVITY for tumor- derived orgnoids % Survival Days Elapsed P=0.0001 0 10 20 30 0 50 100 INHIBITION OF ORGANOID GROWTH Superior ACTIVITY compared to Cetuximab MCLA-158 No antibody Cetuximab MCLA-158 MCLA-158 is active in xenograft models that are resistant to treatment with Cetuximab Unlike Cetuximab, MCLA-158 discriminates between organoids derived from tumor and healthy tissue

Phase 1 Trial DESIGN ENDPOINTS STATUS Global open-label, multicenter dose escalation w/ safety dose expansion phase Patients with solid tumors Initial focus on metastatic colorectal cancer Primary endpoint: safety and tolerability of defined dose Secondary endpoint: single-agent preliminary anti-tumor activity Dose escalation is ongoing. Amended protocol to allow for the exploration of higher dose cohorts. Acceptable safety profile with no observed dose limiting toxicities to date. TARGETS INDICATION / DRUG COMBINATION PRE-IND PHASE 1 PHASE 2 MCLA-158 Lgr5 x EGFR Solid tumors MCLA-158 MRUS Fully Owned

CD137 x PD-L1 Biclonics® Clinical Programs MCLA-145

Recruit, activate and prevent exhaustion of tumor-infiltrating T cells CD137 Potent activation of tumor infiltrating T cells dependent on PD-L1 expressing tumor cells and macrophages PD-L1 Targeting to PD-L1 positive cells in the tumor Blocking of T cell inhibitory PD-1/ PD-L1 interactions in tumor Attracting T cells into the tumor Triple action for potent and durable T cell activation in the tumor micro-environment TUMOR-INFILTRATING T CELL REVIVAL T Cell Tumor MCLA-145

MCLA-145

Demonstrated Potent T Cell Activation

- Binds to PD-L1 and CD137
- Preclinical work demonstrates
  - recruitment of T cells into the tumor
  - blocking of inhibitory PD-1/PD-L1 axis
  - potent T cell activation
- Potential to overcome the known side effects of CD137 agonists in development

MCLA-145 preclinical data presented at AACR 2019

PRIMARY T CELL TRANSACTIVATION ASSAY



[IL-2] (pg/mL)
5000
4000
3000
2000
1000
0
10^{-1}
10^{0}
10^{1}
10^{2}
10^{3}
10^{4}
10^{5}
IgG concentration (ng/mL)
MCLA-145
CD137 mAb ^
CD137 mAb ^
PD-L1 mAb *
+
Neg Ctrl Ab
^ Urelumab Analog
* Atezolizumab Analog

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Merus

Phase 1 trial initiated in May 2019 DESIGN ENDPOINTS STATUS Global open-label, multicenter dose escalation with dose expansion phase Patients with advanced solid tumors Primary endpoint: dose finding, safety and tolerability Secondary endpoint: single-agent preliminary activity IND cleared January 2019 First patient dosed May 9, 2019 TARGETS INDICATION / DRUG COMBINATION PRE-IND PHASE 1 PHASE 2 MCLA-145 CD137 x PD-L1 Solid tumors MCLA-145 Merus US Rights Incyte ex-US Rights

The new Triclonics™ platform for additional differentiated modes of action Designed by nature. Improved by Merus. Common light chain for unforced pairing with 3 (different) VH regions The BICLONICS® Beginning Our existing foundation… 1:1:1 or 2:1 format for new biology/modes of action Next Generation TRICLONICS™ Platform for 2 or 3 different targets Linker diversity for added functionality

Closing In On Cancer